UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

QUANTUM-SI INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Business Park Drive Branford, Connecticut (Address of principal executive offices)	06405 (Zip Code)

Registrant’s telephone number, including area code: (866) 688-7374

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement

On July 18, 2023, in connection with the previously disclosed executive transition of Michael P. McKenna, Ph.D., Quantum-Si Incorporated’s (the “Company”) Executive Vice President, Product Development and Operations, the Company entered into a Separation Agreement (the “Separation Agreement”) with Dr. McKenna. As previously disclosed, Dr. McKenna will transition out of his role as of July 31, 2023. Pursuant to the Separation Agreement, Dr. McKenna’s employment with the Company will terminate as of July 31, 2023 (the “Separation Date”). The Separation Agreement provides, among other things, that (i) the Company will pay Dr. McKenna separation pay equal to $337,500; (ii) if Dr. McKenna enrolls in COBRA coverage, the Company will pay the employer portion of Dr. McKenna’s COBRA health insurance for the lesser of the period ending April 30, 2024 and the month in which Dr. McKenna becomes eligible to participate in a subsequent employer’s COBRA benefits; and (iii) 227,083 stock options previously awarded to Dr. McKenna will be vested, and 747,656 restrict stock awards and 44,862 restricted stock units vested and the underlying shares will be distributed, and all his remaining options and restricted share units will be forfeited as of the Separation Date. The Separation Agreement also includes a release and waiver by Dr. McKenna and other customary provisions.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Separation Agreement by and between Quantum-Si Incorporated and Michael P. McKenna, Ph.D.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED

	By:	/s/ Christian LaPointe, Ph.D.
	Name:	Christian LaPointe, Ph.D.
	Title:	General Counsel

Date: July 19, 2023